                                                                    EXHIBIT 10.1

January 25, 2006

Dean J. Yimoyines, M.D.
Chief Executive Officer
OPTICARE HEALTH SYSTEMS, INC.
87 Grandview Avenue
Waterbury, CT 06708

                        RE: AMENDMENT TO PROMISSORY NOTE
                        --------------------------------

Dear Dean:

         Reference is made to the Subordinated Promissory Note (the "Note"), dated September 1, 2005, in the principal sum of $1,000,000. Under the terms of the Note, the Maturity Date (as defined therein) is January 25, 2007, except that it is accelerated to March 31, 2006 in the event that the merger between our companies is not consummated on or before January 31, 2006. Given the fact that the merger will not be completed on or before such date, we have agreed to change the outside completion date to April 30, 2006. Accordingly, let this letter serve to confirm our agreement to amend Paragraph 1 (a) of the Note to read in its entirety as follows:

         "The entire principal balance, together with any accrued but unpaid interest and charges due on any late payments shall be due and payable on January 25, 2007 (the "Maturity Date"). Notwithstanding the
         foregoing or anything herein to the contrary, if the merger provided for in the Merger Agreement (the "Merger Agreement"), dated August 22,
         2005, between Refac, OptiCare Merger Sub, Inc. and OptiCare Health
         Systems, Inc. ("OHS"), as amended, is not completed on or before April
         30, 2006, the Maturity Date shall be June 30, 2006."

         If the foregoing correctly reflects your understanding, kindly sign and return a copy of this letter, whereupon it shall constitute a binding amendment to the Note.

                                                     Sincerely,
                                                     REFAC

                                                     /s/ Robert L. Tuchman
                                                     ---------------------------
                                                     By: Robert L. Tuchman
                                                         Chief Executive Officer

The foregoing is hereby confirmed and agreed as of the date above written:

OPTICARE HEALTH SYSTEMS, INC.

By: /s/ Dean J. Yimoyines
    ---------------------------------
       Dean J. Yimoyines
       Chief Executive Officer

OPTICARE EYE HEALTH CENTERS, INC.

By: /s/ Dean J. Yimoyines
    ----------------------------------
       Dean J. Yimoyines
       Chief Executive Officer

cc:  CapitalSource Finance, LLC